NEWS RELEASE CONTACTS: Meghan Cox Kevin Lewis Manager General Manager Corporate Communications Investor Relations T – (412) 433-6777 T – (412) 433-6935 E – mmcox@uss.com E – klewis@uss.com UNITED STATES STEEL CORPORATION PROVIDES PRELIMINARY THIRD QUARTER 2019 RESULTS • Preliminary net loss of approximately $94 – $84 million, or $0.55 – $0.49 per diluted share • Preliminary adjusted net loss of approximately $45 – $35 million, or $0.26 – $0.20 per diluted share • Preliminary adjusted EBITDA of approximately $134 – $144 million PITTSBURGH, October 10, 2019 – Today, United States Steel Corporation (NYSE: X) provided preliminary unaudited third quarter 2019 results to support the Company’s upcoming capital market activities. We currently expect third quarter 2019 net loss to be in a range of $94 – $84 million, or $0.55 – $0.49 per diluted share. Adjusted net loss is expected to be in a range of $45 – $35 million, or $0.26 – $0.20 per diluted share. In addition, we expect adjusted EBITDA to be in a range of $134 – $144 million, which excludes approximately $9 million of estimated third quarter impacts from the December 24, 2018 fire at our Clairton coke making facility and approximately $54 million of estimated restructuring charges. Stronger shipments and better than expected manufacturing performance in our Flat-rolled segment, as well as a contingency gain from recovered claims arising out of the bankruptcy of a supplier drove better than expected results. Our preliminary unaudited financial data was prepared by management and is based solely on information currently available to management. This preliminary unaudited financial information is not a comprehensive statement of our financial results for the third quarter 2019, and remains subject to, among other things, the completion of our financial closing procedures, final adjustments and completion of our internal review. As a result, our final results may vary materially from the preliminary estimates. We plan to report third quarter 2019 financial results after market close on October 31, 2019. The following table summarizes key preliminary unaudited financial statistics. ©2019 U. S. Steel. All Rights Reserved www.ussteel.com

NEWS RELEASE UNITED STATES STEEL CORPORATION PRELIMINARY AND UNAUDITED KEY STATISTICS (Dollars in millions, except per share amounts) GAAP Results: 3Q 2019 Range Preliminary total net sales $ 3,040 – 3,075 Preliminary net loss attributable to United States Steel Corporation (94) – (84) Preliminary diluted net loss per share (0.55) – (0.49) Preliminary operating cash flow 21 – 31 Preliminary capital expenditures 350 – 360 Preliminary cash and cash equivalents 466 – 476 Preliminary liquidity1 1,950 – 1,980 NON-GAAP Results: 3Q 2019 Range Preliminary adjusted net loss attributable to United States Steel Corporation $ (45) – (35) Preliminary adjusted diluted net loss per share (0.26) – (0.20) Preliminary adjusted EBITDA 134 – 144 1 Preliminary liquidity represents preliminary cash and cash equivalents plus availability under our credit facilities. Preliminary liquidity reflects a $150 million reduction in availability under our ABL credit facility as a result of the fact that we were not able to meet a fixed charge coverage ratio of at least 1:00 to 1:00 for the most recent four-quarter period. Preliminary liquidity does not give effect to the committed ABL upsize of $500 million, which will become available upon the closing of our planned Big River Steel investment, previously announced by us on October 1, 2019, and the satisfaction of customary conditions. ©2019 U. S. Steel. All Rights Reserved www.ussteel.com

NEWS RELEASE Forward Looking Statements This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume impacts, share of sales and earnings per share changes, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries. ©2019 U. S. Steel. All Rights Reserved www.ussteel.com

NEWS RELEASE

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF PRELIMINARY AND UNAUDITED ADJUSTED EBITDA

(Dollars in millions)

Reconciliation to Preliminary Adjusted EBITDA		3Q 2019 Range
Preliminary net loss attributable to United States Steel Corporation	$	(94) – (84)
Preliminary income tax benefit		(44)
Preliminary net interest and other financial costs		48
Preliminary depreciation, depletion and amortization		161
Preliminary EBITDA	$	71 – 81
Preliminary third quarter adjustments[1]		63
Preliminary adjusted EBITDA	$	134 – 144

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF PRELIMINARY AND UNAUDITED ADJUSTED NET LOSS

(Dollars in millions, except per share amounts)

Reconciliation to Preliminary Adjusted Net Loss Attributable to U. S. Steel		3Q 2019 Range
Preliminary net loss attributable to United States Steel Corporation	$	(94) – (84)
Preliminary third quarter adjustments[1,2]		49
Preliminary adjusted net loss attributable to United States Steel Corporation	$	(45) – (35)

Reconciliation to Preliminary Adjusted Diluted Net Loss Per Share	3Q 2019 Range
Preliminary diluted net loss per share	$ (0.55) – (0.49)
Preliminary third quarter adjustments[1,2]	0.29
Preliminary adjusted diluted net loss per share	$ (0.26) – (0.20)

[1] Includes impacts from the December 24, 2018 fire at our Clairton coke making facility and restructuring charges.

[2] These adjustments have been tax effected.

©2019 U. S. Steel. All Rights Reserved

www.ussteel.com

United States Steel Corporation

NEWS RELEASE Note Regarding Non-GAAP Financial Measures We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that adjusted EBITDA, considered along with net earnings (loss), is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA are non-GAAP measures that exclude the financial effects of the December 24, 2018 Clairton coke making facility fire and restructuring charges that are not part of the Company's core operations. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the financial effects of the December 24, 2018 Clairton coke making facility fire and restructuring charges that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjusting items when evaluating the Company’s financial performance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. -oOo- 2019-029 United States Steel Corporation, headquartered in Pittsburgh, Pa., is a leading integrated steel producer and Fortune 250 company with major operations in the United States and Central Europe. For more information about U. S. Steel, please visit www.ussteel.com. ©2019 U. S. Steel. All Rights Reserved www.ussteel.com